Dreyfus
Variable
Investment Fund,
Disciplined Stock
Portfolio
Annual Report


December 31, 1997

Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this annual report for the Dreyfus Variable Investment Fund -- Disciplined Stock Portfolio for the 12 months ended December 31, 1997. Your Portfolio produced a total return of 31.51%,* which compares with a total return of 33.35% for the Standard & Poor's 500 Composite Stock Price Index over the same period.**

ECONOMIC REVIEW

   In 1997, the U.S. economy put in its best growth performance of this business cycle to date. In tandem, the labor market tightened markedly, marginally boosting wage inflation towards year-end. Yet price inflation decelerated and bond yields fell. Although corporate profit growth was robust for much of the year, strains began to appear in the second half in some sectors. The Federal Reserve Board (the "Fed") tightened credit early in the year, then subsequently stayed on hold, torn between strong economic reports at home and worsening financial crises overseas. While the problems overseas may slow the U.S. economy somewhat in 1998, incoming evidence indicates little adverse impact on economic activity to date.

   Real Gross Domestic Product ("GDP") grew 3.8% in 1997, its best annual growth since 1988. Almost all the major sectors contributed to growth. Households enjoyed rising real incomes as wage increases outpaced price inflation. Moderate interest rates buoyed housing demand. Tightening factory capacity boosted capital spending, and until late in the year, steady foreign growth kept exports robust. That all these sectors grew simultaneously in a late phase of the business cycle was unusual. The year 1997 also saw a dramatic narrowing of the Federal budget deficit. It is likely that the associated drop in Federal borrowing boosted the supply of credit available to the private sector.

   As mentioned, overall corporate profit growth rebounded in 1997, after slowing in 1996. Profits from domestic sources generally did well. However, profits from international sources began to show strains in the second half, impacted by the rising dollar and by financial stresses overseas. More recently, profits at some companies have been slowed by price weakness.

   Economic data this winter show the economy still quite strong, although some leading statistics have begun to signal somewhat slower economic growth for 1998. First, recently slowing export orders and rising import orders imply a widening trade deficit. Second, the number of announced layoffs has begun to rise, indicating some future easing of labor market pressures. Once these leading indicators actually show up in a slowing of the economy, market expectations may shift to anticipate the possibility of a move by the Fed to ease credit. At the start of 1998, there was uncertainty about both the severity of Asian stresses and their impact on the U.S. economy.

MARKET OVERVIEW

   By virtually every measurement, 1997 was a historically favorable year for stocks. The 12-month gains, despite setbacks along the way, were impressive. However, the year ended on a note of uncertainty, with no assurance that the gains of 1997 could be repeated in 1998.

   Index figures (price changes only, without including income) tell the story:
For the 12 months ended December 31, 1997, the Dow Jones Industrial Average ("DJIA") rose by 22.64%, the broader Standard & Poor's 500 Composite Stock Price Index was up 31.01%, the Nasdaq Composite up 21.64% and the Russell 2000, representing small capitalization stocks, gained 20.52%.

   The economic background, at least until October when Asia's troubles surfaced, was clearly favorable. So much so that economic commentators talked of the "Goldilocks economy" -- not too hot and not too cold. Unemployment was low, industrial production and other output measures continued to grow, yet price and wage inflation were not problems. By the end of the year, there was even talk that the next economic problem might be a touch of deflation.

   The market began the year by rebounding from earlier weakness. The signs in the market and the economy were so bullish that Fed Chairman Alan Greenspan warned against "irrational exuberance," then followed up that on March 25 with an increase in short-term interest rates. That cooled off the stock market temporarily, but not for long. By early August, major stock market averages reached all-time record highs.

   As summer turned into autumn, however, doubts began to appear. There were worries about the profit outlook and worries that inflation might resume. The biggest negative influences, however, were the financial setbacks in Asia, starting with Thailand, Malaysia, the Philippines, Hong Kong and Indonesia, then spreading to South Korea and Japan. This raised questions for American investors about how our export orders might be affected, how the profits of U.S. multinationals would fare, and whether devaluation of Asian currencies would cause a flood of cheaper imported goods into the U.S.

   In view of these unsettling questions, it was impressive that the damage to U.S. stocks by year-end was comparatively limited. On October 27, the DJIA sank to 7161.15, a one-day loss of 7.18%, the worst since the big market sinking spell of ten years earlier. Yet by the end of the year, the Dow had bounced back to 7908.25, with other major indices and averages following suit.

   For much of the year, large capitalization companies were in favor, though small caps staged an impressive rally in midyear. Among the best-performing industry groups were banks and other financial stocks, broadcasting, advertising, airlines, home construction and trucking. Consumer software, precious metals (particularly gold) and heavy industrial materials were among the laggards.

   During the year, mergers and acquisitions were the driving force for some key stocks, particularly in the communications, finance and broadcasting industries. The merger pace was such that it seemed likely to carry over into 1998.

   The boom of 1997 gave rise to such terms as "new era" and "new paradigm" to describe the phenomenon of a stock market making new highs for three years in a row. Yet the clouds that appeared on the horizon late in the year place the burden of proof for 1998 on the "new era" advocates.

PORTFOLIO FOCUS

   The Portfolio's exposure to mid-capitalization stocks and certain technology stocks contributed to the modest underperformance, relative to the benchmark, in what was a highly volatile environment for the stock market. We continue to manage the Portfolio by focusing on a highly disciplined process that looks for stocks that are undervalued and have improving earnings momentum, remaining sector and industry neutral compared to the S&P 500, and staying fully invested. The five best-performing stocks for the year in terms of their contribution over and above the benchmark returns were First Chicago NBD, Fort James, PNC Bank, BankAmerica and Bear Stearns Cos.

   We thank you for your confidence in Dreyfus. You may rest assured that we apply our best efforts to attempt to bring you rewarding returns on your investment.
                                                     Sincerely,

                                                     /s/ Bert J. Mullins

                                                     Bert J. Mullins
                                                     Portfolio Manager

January 19, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable annuity contracts and variable life insurance policies, which will reduce returns.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
December 31, 1997
--------------------------------------------------------------------------------
    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO AND THE STANDARD & POOR'S 500
                         COMPOSITE STOCK PRICE INDEX


$15,632
Dreyfus Variable
Investment Fund,
Disciplined Stock
Portfolio

Dollars

$15,334
Standard & Poor's 500
Composite Stock Price
Index*

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
--------------------------------------------------------------------------------

               One Year Ended                   From Inception (5/1/96)
              December 31, 1997                   to December 31, 1997
              -----------------                 -----------------------
                    31.51%                               30.67%

--------------
Past performance is not predictive of future performance.

The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Disciplined Stock Portfolio on 5/1/96 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Statement of Investments                                                                    December 31, 1997


Common Stocks--98.0%                                                                        Shares           Value
-------------------------------------------------------------------------------         -------------    --------------
         Basic Industries--3.8%  Cytec Industries..............................            3,100(a)       $   145,506
                                 Dow Chemical..................................            3,000              304,500
                                 duPont (E.I.) de Nemours & Co.................            4,400              264,275
                                 Fort James....................................            9,675              370,069
                                 IMC Global....................................            2,850               93,337
                                 Lennar........................................            3,900               84,094
                                 Mead..........................................            4,200              117,600
                                 Millennium Chemicals..........................            4,600              108,388
                                 Morton International..........................            4,600              158,125
                                 Oakwood Homes.................................            2,500               82,969
                                 Owens-Illinois................................            2,300(a)            87,256
                                 Rohm & Haas...................................            1,300              124,475
                                 Sealed Air....................................            1,300(a)            80,275
                                                                                                          -----------
                                                                                                            2,020,869
                                                                                                          -----------

        Business Services--5.0%  Cadence Design System.........................            8,200(a)           200,900
                                 Computer Associates International.............            6,100              322,537
                                 Gartner Group, Cl. A..........................            5,000(a)           186,250
                                 HBO & Co......................................            3,800              182,400
                                 HealthCare COMPARE............................            1,950(a)            99,694
                                 Microsoft.....................................            7,700(a)           995,225
                                 Omnicom Group.................................            5,400              228,825
                                 Oracle........................................            9,100(a)           203,044
                                 Parametric Technology.........................            4,300(a)           203,712
                                 Symantec......................................            3,300(a)            72,394
                                                                                                          -----------
                                                                                                            2,694,981
                                                                                                          -----------

        Capital Spending--18.1%  Adaptec.......................................            5,000(a)           185,625
                                 Aeroquip-Vickers..............................            1,550               76,047
                                 AlliedSignal..................................            7,700              299,819
                                 Applied Materials.............................            3,400(a)           102,425
                                 Bay Networks..................................            4,300(a)           109,919
                                 Browning-Ferris Industries....................            4,000              148,000
                                 Case..........................................            3,350              202,466
                                 Caterpillar...................................            2,700              131,119
                                 Cisco Systems.................................            7,200(a)           401,400
                                 Compaq Computer...............................            6,350              358,378
                                 Cummins Engine................................            2,300              135,844
                                 Dell Computer.................................            2,300(a)           193,200
                                 Digital Equipment.............................            3,250(a)           120,250
                                 EMC...........................................            7,800(a)           214,012
                                 Eaton.........................................            3,700              330,225
                                 General Dynamics..............................            1,400              121,012
                                 General Electric..............................           21,650            1,588,569
                                 Grainger (W.W.)...............................              900               87,469
                                 Gulfstream Aerospace..........................            4,500(a)           131,625
                                 Ingersoll-Rand................................            6,600              267,300



Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                         December 31, 1997


Common Stocks (continued)                                                                   Shares           Value
-------------------------------------------------------------------------------         -------------    --------------
  Capital Spending (continued)   Intel.........................................           10,400          $   730,600
                                 International Business Machines...............            8,300              867,869
                                 Johnson Controls..............................            2,300              109,825
                                 Linear Technology.............................            1,400               80,675
                                 Lockheed Martin...............................            2,150              211,775
                                 Lucent Technologies...........................            5,000              399,375
                                 Maxim Integrated Products.....................            4,500(a)           155,250
                                 Northrop Grumman..............................            1,100              126,500
                                 Parker-Hannifin...............................            2,400              110,100
                                 Philips Electronics, ADR......................            1,550               93,775
                                 Raychem.......................................            4,200              180,862
                                 Raytheon, Cl. B...............................            4,400              222,200
                                 Storage Technology............................            2,900(a)           179,619
                                 Tellabs.......................................            4,100(a)           216,787
                                 Texas Instruments.............................            3,400              153,000
                                 United Technologies...........................            3,800              276,688
                                 Xerox.........................................            4,200              310,012
                                                                                                          -----------
                                                                                                            9,629,616
                                                                                                          -----------

       Consumer Cyclical--11.9%  American Greetings, Cl. A.....................            2,300               89,987
                                 Borders Group.................................            3,650(a)           114,291
                                 Clear Channel Communications..................            1,800(a)           142,987
                                 Cox Communications, Cl. A.....................            4,100(a)           164,256
                                 Dayton Hudson.................................            4,150              280,125
                                 Dillard's, Cl. A..............................            4,300              151,575
                                 Disney (Walt).................................            5,800              574,562
                                 Federated Department Stores...................            6,700(a)           288,519
                                 Ford Motor....................................           15,300              744,919
                                 Gannett.......................................            3,000              185,438
                                 Gap...........................................            9,050              320,709
                                 Goodyear Tire & Rubber........................            1,800              114,525
                                 Jones Apparel Group...........................            2,200(a)            94,600
                                 Lear..........................................            2,700(a)           128,250
                                 Liz Claiborne.................................            3,800              158,888
                                 Magna International, Cl. A, ADR...............            2,500              157,031
                                 Marriott International........................            3,400              235,450
                                 New York Times, Cl. A.........................            5,200              343,850
                                 Penney (J.C.).................................            4,900              295,531
                                 Promus Hotel..................................            2,690(a)           112,980
                                 Safeway.......................................            5,250(a)           332,062
                                 TJX Cos.......................................            8,100              278,438
                                 Time Warner...................................            5,700              353,400
                                 Wal-Mart Stores...............................           16,950              668,466
                                                                                                          -----------
                                                                                                            6,330,839
                                                                                                          -----------
        Consumer Staples--11.3%  Avon Products.................................            1,800              110,475
                                 CPCInternational..............................            1,200(a)           129,300



Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                          December 31, 1997


Common Stocks (continued)                                                                   Shares           Value
-------------------------------------------------------------------------------         -------------    --------------
  Consumer Staples (continued)   Clorox........................................            2,900          $   229,281
                                 Coca-Cola.....................................           12,800              852,800
                                 Coca-Cola Enterprises.........................            4,900              174,256
                                 Colgate-Palmolive.............................            4,300              316,050
                                 ConAgra.......................................            9,300              305,156
                                 Dole Food.....................................            3,600              164,700
                                 Gillette......................................            2,600              261,138
                                 Hershey Foods.................................            2,600              161,037
                                 PepsiCo.......................................           16,500              601,219
                                 Philip Morris Cos.............................           19,700              892,656
                                 Procter & Gamble..............................           12,700            1,013,619
                                 Quaker Oats...................................            4,400              232,100
                                 Unilever, ADR.................................            9,600              599,400
                                                                                                          -----------
                                                                                                            6,043,187
                                                                                                          -----------

                   Energy--8.4%  Atlantic Richfield............................            3,100              248,387
                                 Baker Hughes..................................            4,000              174,500
                                 British Petroleum, ADS........................            3,500              278,906
                                 Chevron.......................................            7,900              608,300
                                 Coastal.......................................            3,600              222,975
                                 Columbia Gas System...........................            2,400              188,550
                                 El Paso Natural Gas...........................              700               46,550
                                 Exxon.........................................            9,900              605,756
                                 Halliburton...................................            3,500              181,781
                                 Noble Drilling................................            4,200(a)           128,625
                                 Ocean Energy..................................            1,850(a)            91,228
                                 Phillips Petroleum............................            4,800              233,400
                                 Royal Dutch Petroleum, ADR....................            9,350              506,653
                                 Texaco........................................            7,600              413,250
                                 USX-Marathon Group............................            7,950              268,312
                                 Valero Energy.................................            4,600              144,613
                                 YPF Sociedad Anonima, ADS.....................            4,100              140,169
                                                                                                          -----------
                                                                                                            4,481,955
                                                                                                          -----------

             Health Care--11.0%  American Home Products........................            5,600              428,400
                                 Becton, Dickinson.............................            3,500              175,000
                                 Bristol-Myers Squibb..........................            8,600              813,775
                                 Columbia/HCA Healthcare.......................            4,500              133,312
                                 Elan, ADS.....................................            3,300(a)           168,919
                                 Guidant.......................................            3,500              217,875
                                 HEALTHSOUTH...................................            5,100(a)           141,525
                                 Health Management Association.................            5,800(a)           146,450
                                 Johnson & Johnson.............................            9,000              592,875
                                 Lilly (Eli)...................................           11,200              779,800
                                 Merck & Co....................................            3,700              393,125
                                 Pfizer........................................            9,100              678,519
                                 Schering-Plough...............................            9,100              565,337



Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                          December 31, 1997


Common Stocks (continued)                                                                   Shares           Value
-------------------------------------------------------------------------------         -------------    --------------
       Health Care (continued)   United Healthcare.............................            3,350          $   166,453
                                 Warner-Lambert................................            3,100              384,400
                                 Wellpoint Health Networks.....................            1,500(a)            63,375
                                                                                                          -----------
                                                                                                            5,849,140
                                                                                                          -----------

      Interest Sensitive--16.9%  ACE...........................................            2,250              217,125
                                 AMBAC ........................................            3,600              165,600
                                 Ahmanson (H.F.) & Co..........................            3,300              220,894
                                 Allstate......................................            4,750              431,656
                                 American General..............................            3,150              170,297
                                 Banc One......................................            9,650              524,116
                                 BankAmerica...................................            7,500              547,500
                                 BankBoston....................................            2,740              257,389
                                 Bankers Trust New York........................            1,800              202,388
                                 Bear Stearns Cos..............................            2,508              119,130
                                 CIGNA ........................................              550               95,184
                                 Chase Manhattan...............................            2,850              312,075
                                 Countrywide Credit Industries.................            4,100              175,788
                                 Federal National Mortgage Association.........            9,900              564,919
                                 First Chicago NBD.............................            7,500              626,250
                                 Fleet Financial Group.........................            5,250              393,422
                                 General Re....................................              700              148,400
                                 Hartford Financial Services Group.............            3,050              285,366
                                 KeyCorp.......................................            3,100              219,519
                                 Merrill Lynch.................................            3,800              277,162
                                 Morgan Stanley, Dean Witter, Discover and Co..            4,800              283,800
                                 Old Republic International....................            3,600              133,875
                                 PMI Group.....................................            1,900              137,394
                                 PNCBank.......................................           12,200              696,163
                                 Progressive...................................            1,200              143,850
                                 Providian Financial...........................            2,600              117,488
                                 South Trust...................................            4,900              310,844
                                 Summit Bancorp................................            4,000              213,000
                                 SunAmerica....................................            3,800              162,450
                                 Travelers Group...............................           13,632              734,424
                                 Union Planters................................            1,950              132,478
                                                                                                          -----------
                                                                                                            9,019,946
                                                                                                          -----------

         Mining and Metals--.9%  Alumax........................................            1,500(a)            51,000
                                 Aluminum Co. of America.......................            3,250              228,719
                                 Phelps Dodge..................................            1,400               87,150
                                 USX-U.S. Steel Group..........................            3,100               96,875
                                                                                                          -----------
                                                                                                              463,744
                                                                                                          -----------

           Transportation--1.5%  Canadian Pacific, ADR.........................            9,800              267,050
                                 Continental Airlines, Cl.B....................            4,900(a)           235,812



Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                         December 31, 1997


Common Stocks (continued)                                                                   Shares           Value
-------------------------------------------------------------------------------         -------------    --------------
    Transportation (continued)   Illinois Central..............................            5,800          $   197,562
                                 USAirways Group...............................            1,500(a)            93,750
                                                                                                          -----------
                                                                                                              794,174
                                                                                                          -----------
                Utilities--9.2%  Ameritech.....................................            5,300              426,650
                                 Bell Atlantic.................................            7,992              727,272
                                 BellSouth.....................................           11,300              636,331
                                 CMS Energy....................................            3,100              136,594
                                 Cable & Wireless, ADS.........................            3,900              106,031
                                 Cincinnati Bell...............................            4,500              139,500
                                 Entergy.......................................            5,700              170,644
                                 First Energy..................................            4,342(a)           125,918
                                 Florida Progress..............................            6,100              239,425
                                 GPU...........................................            6,600              278,025
                                 LCI International.............................            5,900(a)           181,425
                                 MCI Communications............................            5,100              218,344
                                 Pinnacle West Capital.........................            3,000              127,125
                                 SBC Communications............................            8,200              600,650
                                 Telefonos de Mexico, Cl. L, ADR...............            5,900              330,768
                                 Texas Utilities...............................            8,700              361,594
                                 WorldCom......................................            3,100(a)            93,775
                                                                                                          -----------
                                                                                                            4,900,071
                                                                                                          -----------
                                 TOTAL COMMON STOCKS
                                    (cost $45,739,029).........................                           $52,228,522
                                                                                                          ===========

                                                                                          Principal
Short-Term Investments--3.4%                                                               Amount
-------------------------------------------------------------------------------         ------------
          U.S. Treasury Bills:   5.28%, 2/5/98.................................         $543,000          $   540,345
                                 5.22%, 2/26/98................................          390,000              386,985
                                 5.21%, 3/5/98.................................          267,000              264,594
                                 5.23%, 3/12/98................................          217,000              214,836
                                 5.16%, 3/19/98................................          207,000              204,713
                                 5.11%, 4/2/98.................................          214,000              211,184
                                                                                                          -----------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $1,822,385)..........................                           $ 1,822,657
                                                                                                          ===========

TOTAL INVESTMENTS (cost $47,561,414)...........................................           101.4%          $54,051,179
                                                                                          ======          ===========
LIABILITIES, LESS CASH AND RECEIVABLES.........................................            (1.4%)         $  (734,435)
                                                                                          ======          ===========
NET ASSETS.....................................................................           100.0%          $53,316,744
                                                                                          ======          ===========

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Non-income producing.



                       See notes to financial statements.


Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                                  December 31, 1997



                                                                                                    Cost            Value
                                                                                                ------------     ------------
ASSETS:                       Investments in securities--See Statement of Investments           $47,561,414      $54,051,179
                              Cash.............................................                                      409,509
                              Dividends receivable.............................                                       59,199
                              Receivable for investment securities sold........                                       46,005
                              Prepaid expenses.................................                                           47
                                                                                                                 -----------
                                                                                                                  54,565,939
                                                                                                                 -----------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       45,986
                              Payable for investment securities purchased......                                    1,179,539
                              Accrued expenses.................................                                       23,670
                                                                                                                 -----------
                                                                                                                   1,249,195
                                                                                                                 -----------

NET ASSETS.....................................................................                                  $53,316,744
                                                                                                                 ===========

REPRESENTED BY:               Paid-in capital..................................                                  $46,445,440
                              Accumulated undistributed investment income--net.                                       15,421
                              Accumulated net realized gain (loss) on investments                                    366,118
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 5.........................                                    6,489,765
                                                                                                                 -----------
NET ASSETS.....................................................................                                  $53,316,744
                                                                                                                 ===========

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                    2,913,705

NET ASSET VALUE, offering and redemption price per share.......................                                       $18.30
                                                                                                                      ======




                       See notes to financial statements.

Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Statement of Operations                                                                   Year Ended December 31, 1997


INVESTMENT INCOME

INCOME:                       Cash dividends (net of $5,275 foreign taxes
                                withheld at source) .....................                $   509,062
                              Interest...................................                     41,575
                                                                                         -----------
                                Total Income.............................                                     $  550,637

EXPENSES:                     Investment advisory fee--Note 4(a).........                    243,138
                              Custodian fees--Note 4(a)..................                     41,362
                              Auditing fees..............................                     18,716
                              Prospectus and shareholders' reports.......                     14,463
                              Registration fees..........................                      8,565
                              Legal fees.................................                      1,313
                              Trustees' fees and expenses--Note 4(b).....                        695
                              Loan commitment fees--Note 3...............                        403
                              Shareholder servicing costs................                        309
                              Miscellaneous..............................                        811
                                                                                         -----------
                                Total Expenses...........................                                        329,775
                                                                                                              ----------

INVESTMENT INCOME--NET...................................................                                        220,862

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:
                              Net realized gain (loss) on investments....                $2,955,540
                              Net unrealized appreciation (depreciation)
                                on investments...........................                 4,683,939
                                                                                         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      7,639,479
                                                                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $7,860,341
                                                                                                              ==========





                       See notes to financial statements.

Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                          Year Ended          Year Ended
                                                                                      December 31, 1997    December 31, 1996*
                                                                                      -----------------    ------------------
OPERATIONS:
   Investment income--net..................................................            $   220,862          $    78,462
   Net realized gain (loss) on investments.................................              2,955,540               81,953
   Net unrealized appreciation (depreciation) on investments...............              4,683,939            1,805,826
                                                                                       -----------          -----------
      Net Increase (Decrease) in Net Assets Resulting from Operations......              7,860,341            1,966,241
                                                                                       -----------          -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net..................................................               (205,441)             (81,340)
   Net realized gain on investments........................................             (2,668,497)             --
                                                                                       -----------          -----------

      Total Dividends......................................................             (2,873,938)             (81,340)
                                                                                       -----------          -----------

BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold...........................................             35,868,353           16,230,589
   Dividends reinvested....................................................              2,860,437               81,340
   Cost of shares redeemed.................................................             (8,120,915)            (474,364)
                                                                                       -----------          -----------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions           30,607,875           15,837,565
                                                                                       -----------          -----------

         Total Increase (Decrease) in Net Assets...........................             35,594,278           17,722,466

NET ASSETS:
   Beginning of Period.....................................................             17,722,466              --
                                                                                       -----------          -----------
   End of Period...........................................................            $53,316,744          $17,722,466
                                                                                       ===========          ===========
Undistributed investment income--net.......................................            $    15,421              --
                                                                                       -----------          -----------

                                                                                          Shares              Shares
                                                                                       -----------          -----------
CAPITAL SHARE TRANSACTIONS:
   Shares sold.............................................................              2,064,026            1,228,430
   Shares issued for dividends reinvested..................................                163,038                5,423
   Shares redeemed.........................................................               (511,901)             (35,311)
                                                                                       -----------          -----------

      Net Increase (Decrease) in Shares Outstanding........................              1,715,163            1,198,542
                                                                                       ===========          ===========

---------
* From April 30, 1996 (commencement of operations) to December 31, 1996.





                       See notes to financial statements.

Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                                                       Year Ended
                                                                                                      December 31,
                                                                                                   -------------------
PER SHARE DATA:                                                                                     1997       1996(1)
                                                                                                   -------     -------
   Net asset value, beginning of period.................................................           $14.79      $12.50
                                                                                                   ------      ------
   Investment Operations:
   Investment income--net...............................................................              .08         .07
   Net realized and unrealized gain (loss) on investments...............................             4.53        2.29
                                                                                                   ------      ------
   Total from Investment Operations.....................................................             4.61        2.36
                                                                                                   ------      ------
   Distributions:
   Dividends from investment income--net................................................             (.08)       (.07)
   Dividends from net realized gain on investments......................................            (1.02)       --
                                                                                                   ------      ------
   Total Distributions..................................................................            (1.10)       (.07)
                                                                                                   ------      ------
   Net asset value, end of period.......................................................           $18.30      $14.79
                                                                                                   ======      ======
TOTAL INVESTMENT RETURN.................................................................            31.51%      18.86%(2,3)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..............................................             1.02%        .80%(2)
   Ratio of net investment income to average net assets.................................              .68%        .72%(2)
   Decrease reflected in above expense ratios due to undertakings by The Dreyfus Corporation          --          .16%(2)
   Porfolio Turnover Rate...............................................................            79.74%      30.62%(2)
   Average commission rate paid(4)......................................................           $.0542      $.0450
   Net Assets, end of period (000's Omitted)............................................          $53,317     $17,722

----------
(1) From April 30, 1996 (commencement of operations) to December 31, 1996.
(2) Not annualized.
(3) Calculated based on net asset value on the close of business on May 1, 1996 (commencement of initial offering) to December 31, 1996.
(4) The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.




                       See notes to financial statements.

Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

   Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Disciplined Stock Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

   (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

   (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3--Bank Line of Credit:

   The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1997, the Series did not borrow under the Facility.

NOTE 4--Investment Advisory Fee and Other Transactions With Affiliates:

   (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.

   The Series compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.

   The Series compensates Mellon under a custody agreement for providing custodial services for the Series. During the period ended December 31, 1997, the Series was charged $41,362 pursuant to the custody agreement.

   (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (C) During the period ended December 31, 1997, the Series incurred total brokerage commissions of $71,669 of which $29,358 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank Corporation.

NOTE 5--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1997, amounted to $52,710,127 and $25,188,504, respectively.

   At December 31, 1997, accumulated net unrealized appreciation on investments was $6,489,765, consisting of $7,073,629 gross unrealized appreciation and $583,864 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Report of Ernst & Young, LLP Independent Auditors

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Disciplined Stock Portfolio (one of the Series constituting Dreyfus Variable Investment Fund) as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Disciplined Stock Portfolio at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                                  Ernst & Young LLP

New York, New York
February 5, 1998

Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   For Federal tax purposes the Series hereby designates $.187 per share as a long-term capital gain distribution (of which 20.32% is subject to the 20% maximum Federal tax rate) of the $1.045 per share paid on December 23, 1997.

   The Series also designates 21.60% of the ordinary dividends paid during the fiscal year ended December 31, 1997 as qualifying for the corporate dividends received deduction.

Dreyfus Variable Investment Fund,
Disciplined Stock Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                     150AR9712